                                                                   EXHIBIT 10.63



                              AMENDMENT AND WAIVER

                  AMENDMENT AND WAIVER, dated as of June 30, 1999 (this "Amendment"), to the Credit Agreement, dated as of January 12, 1999 (as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DENALI INCORPORATED., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and ING (U.S.) CAPITAL LLC, as documentation agent (the "Documentation Agent").

                                    RECITALS

                  On March 18, 1999 the Borrower signed a letter of intent to acquire (the "Welna Acquisition") Welna N.V. ("Welna"). The Borrower has requested the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement as set forth in this Amendment to permit, among other things, the acquisition of Welna, and to agree to waive certain provisions of the Credit Agreement to provide for the consummation of the Acquisition. Additionally, the Borrower has requested the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement as set forth in this Amendment to permit, among other things, swing line credit facilities from both Bank of Oklahoma N.A. and Southwest Bank of Texas, N.A. The Administrative Agent, the Documentation Agent and the Lenders parties hereto are willing to agree to such waivers and amendments, but only on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Lenders hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

2.       Amendments. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1 is hereby amended by adding the following new definitions:

                           "'Adjusted Domestic EBITDA': for any period during
                  which the Borrower or any Domestic Subsidiary has consummated (or proposes to consummate) a Permitted Acquisition, the Consolidated Domestic EBITDA of the Borrower for such period plus, for each such Permitted Acquisition, the Consolidated EBITDA of the Acquired Business for such period in respect of such Permitted Acquisition, calculated on a pro forma basis without duplication, as if such Permitted Acquisition had occurred on the first day of such period (and for purposes of this definition, Adjusted Domestic EBITDA shall in any event exclude the amount of any non-cash income recognized during any period for which Adjusted Domestic EBITDA is determined) plus hard cash savings in connection with the Permitted Acquisition identified by the Borrower and acceptable to the Required Lenders.

                           'Amendment and Waiver': the Amendment and Waiver,
                  dated as of June 30, 1999, among the Borrower, the Administrative Agent, the Documentation Agent and the Lenders parties thereto.

                           'Amendment Effective Date': the date on which all
                  conditions precedent to the effectiveness of the Amendment and Waiver have been satisfied.

                           'Bank of Oklahoma': Bank of Oklahoma N.A., a national
                  banking association.

                           'Bank of Oklahoma Swing Facility': that certain Loan
                  Agreement, dated as of June __, 1999, between Bank of Oklahoma and Specialty Solutions, Inc., providing for unsecured swing notes in the maximum aggregate principal amount of $1,000,000.00.

                           'Consolidated Domestic EBITDA': for any period, the
                  sum for such period of (a) Consolidated Domestic Net Income for such period, (b) the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Consolidated Domestic Net Income, (c) amounts deducted in such period in respect of non-cash expenses in accordance with GAAP, (d) the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets and (e) non-cash expenses deducted in such period in connection with any earn-out agreements, stock appreciation rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by the Borrower or its Domestic Subsidiaries or the retention of executives, officers or employees by the Borrower or its Domestic Subsidiaries, including (but without duplication) any Person that has become a Domestic Subsidiary during such period, on a pro forma basis as if such acquisition had occurred on the first day of such period; provided, that Consolidated Domestic EBITDA shall in any event exclude, from and after the Closing Date, (x) the effect of any write-up of any assets acquired in any Permitted Acquisitions and (y) the amount of any non-cash income recognized during any period for which Consolidated Domestic EBITDA is determined.

                           'Consolidated Domestic Fixed Charges': for any
                  period, the sum of (i) the amounts deducted for the cash portion of Consolidated Domestic Interest

                  Expense in determining Consolidated Domestic Net Income for such period, (ii) the amount of scheduled payments of principal of Indebtedness during such period and (iii) the amount of cash income taxes paid during such period.

                           'Consolidated Domestic Funded Debt': for any period
                  of twelve consecutive calendar months, the sum of (a) Consolidated Senior Indebtedness for such period and (b) all Indebtedness of the Borrower and its Domestic Subsidiaries of the type set forth in clauses (a), (b), (c), (d) and (e) of Indebtedness (excluding the Permanent Subordinated Debt) as of the last day of such period, determined on a consolidated basis in accordance with GAAP, including, in any event any purchase money Indebtedness.

                           'Consolidated Domestic Interest Expense': for any
                  period, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including without limitation, imputed interest included in payments under Financing Leases) on a consolidated income statement of the Borrower and the Domestic Subsidiaries for such period excluding the amortization of any original issue discount.

                           'Consolidated Domestic Net Income': for any period,
                  the consolidated net income (or deficit) of the Borrower and the Domestic Subsidiaries for such period (taken as a cumulative whole), determined in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Domestic Subsidiary or is merged into or consolidated with the Borrower or any Domestic Subsidiary, (b) the income (or deficit) of any Person (other than a Domestic Subsidiary) in which the Borrower or any Domestic Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Domestic Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Domestic Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Domestic Subsidiary is not at the time permitted by the terms of any Contractual Obligation, Governing Document or Requirement of Law applicable to such Domestic Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (f) any write-up of any asset, (g) any net gain from the collection of the proceeds of life insurance policies, (h) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of the Borrower or any Domestic Subsidiary, (i) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and (j) any deferred credit representing the excess of equity in any Domestic Subsidiary at the date of acquisition over the cost of the investment in such Domestic Subsidiary.

                           'Domestic Subsidiary': any Subsidiary of the Borrower
                  that is not a Foreign Subsidiary.

                           'Domestic Leverage Ratio': at any time, the ratio of
                  Consolidated Domestic Funded Debt to Consolidated Domestic EBITDA for the immediately preceding period of four consecutive fiscal quarters; provided that, in calculating the Domestic Leverage Ratio for any period during which a Permitted Acquisition was consummated, Adjusted Domestic EBITDA shall be substituted for Consolidated Domestic EBITDA.

                           'Dutch Credit Facility': collectively, (a) the
                  Short-Term Loan Agreement among Welna, the Foreign Subsidiaries and ABN AMRO Bank N.V., (b) the Credit Agreement among Welna, the Foreign Subsidiaries and ABN AMRO Bank N.V. providing for overdraft, rollover and contingent liability facilities up to $40,000,000 Guilders in the aggregate, (c) the Roll-Over Loan Agreement between Denali Welna Europe N.V. or Denali International Holdings B.V., as the case may be, ABN AMRO Bank N.V. and ING Bank N.V. providing for an acquisition facility of up to 15,000,000 Guilders, and (d) the Roll-Over Loan Agreement between Welna N.V. c.s., ABN AMRO Bank N.V. and ING Bank N.V. providing for a working capital loan of up to 15,000,000 Guilders.

                           'Foreign Subsidiary': any Subsidiary of the Borrower
                  which is organized under the laws of a jurisdiction, or is located, outside the United States of America.

                           'Permanent Equity Financing': $4,500,000 of common
                  equity securities issued by the Borrower, having terms and otherwise in form and substance satisfactory to the Administrative Agent, the proceeds of which will be used to finance a portion of the purchase price of the Welna Acquisition and fees and expenses incurred in connection therewith.

                           'Permanent Subordinated Debt': $15,000,000 aggregate
                  principal amount of subordinated debt securities, issued by the Borrower, subordinated to the Obligations on terms satisfactory to, and otherwise in form and substance satisfactory to, the Administrative Agent, the proceeds of which will be used to finance a portion of the purchase price of the Welna Acquisition and fees and expenses incurred in connection therewith.

                           'Permanent Welna Acquisition Financing':
                  collectively, the Permanent Subordinated Debt and the Permanent Equity Financing.

                           'Senior Domestic Leverage Ratio': at any time, the
                  ratio of Consolidated Senior Indebtedness to Consolidated Domestic EBITDA for the immediately preceding period of four consecutive fiscal quarters (or such other period as provided herein); provided, that in calculating the Domestic Leverage Ratio for any period during which a Permitted Acquisition was consummated, Adjusted Domestic EBITDA shall be substituted for Consolidated Domestic EBITDA.

                           'Southwest Bank of Texas': Southwest Bank of Texas,
                  N.A., a national banking association.

                           'Southwest Bank of Texas Swing Facility': that
                  certain Loan Agreement, dated June 1, 1998, between Southwest Bank of Texas and the Borrower, providing for unsecured swing notes in the maximum aggregate principal amount of $1,000,000.00, as amended.

                           'Welna': Welna, N.V., a Netherlands corporation.

                           'Welna Acquisition': the acquisition by the Borrower
                  or one of its Subsidiaries of 100% of the issued and outstanding Capital Stock of Welna pursuant to the Welna Acquisition Documents."

                           'Welna Acquisition Closing Date': in respect of the
                  Welna Acquisition, the date on which all of the conditions described in Section 8.2 shall have been satisfied (or waived by the Administrative Agent and the Required Lenders in writing) for the Welna Acquisition to be financed thereby.

                           'Welna Acquisition Documents': collectively (a) the
                  Letter of Intent between the Borrower and Welna, (b) the Dutch Offer Document to the Welna shareholders, and (c) any documents related thereto."

         (b) Section 1.1 is hereby amended by inserting the phrase "(except that in calculating Consolidated EBITDA, any such restrictions on dividends contained in the Dutch Credit Facility shall be disregarded)" immediately following the word "Subsidiary" in the twelfth line of the definition of "Consolidated Net Income".

         (c) Section 1.1 is hereby amended by inserting the phrase "(excluding any Foreign Subsidiary which is acquired using exclusively proceeds other than financing under this Agreement and any Foreign Subsidiary which is prohibited from becoming a Guarantor by applicable law)" immediately after the word "Subsidiary" in the definition of "Guarantor".

         (d) Section 1.1 is hereby amended by deleting the definition of "Permitted Acquisition and substituting in lieu thereof the following new definition:

                           "Permitted Acquisition:" an acquisition of (a) 100%
                  of the common stock or other ownership interests of a Person (by means of stock purchase or merger) or (b) the assets of a Person, or of a business unit, division or subdivision of a Person, in each case primarily engaged in or relating to a line of business substantially similar to the line of business engaged in by the Borrower or any Subsidiary on the Closing Date or any natural and logical extension thereof; provided, that, with respect to acquisitions consummated after the Closing Date,
                  (i) the Domestic Leverage Ratio, as of the last day of the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated on the first day of such twelve month period) is not greater than 4.00 to 1.00 for such period, (ii) the Senior Domestic Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is not greater than 3.50 to 1.00 for such period,
                  (iii) the Senior Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is not greater than 3.50 to 1.00 for such period, (iv) the Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is not greater than
                  4.25 to 1.00 for such period, if such Acquisition Closing Date occurs on or prior to December 31, 1999, and 4.00 to 1.00 for such period, if such Acquisition Closing Date occurs thereafter, (v) each applicable Loan Party shall have granted a security interest in favor of the Administrative Agent to assets acquired in accordance with Section 9.10, (vi) if the Acquisition Consideration for such acquisition is $7,500,000 or greater, such acquisition shall require the consent and approval of (A) Lenders having a Credit Exposure Percentage of 51% or more in the aggregate and (B) at least three Lenders (if there are three or more Lenders holding Commitments at such time) and (vi) if the Acquisition Consideration for such acquisition is $12,500,000 or greater, such acquisition shall require the consent and approval of (A) the Required Lenders and (B) at least three Lenders (if there are three or more Lenders holding Commitments at such time). For the purposes of this Agreement, acquisitions described in clauses (a) and (b) above which have been consummated prior to the Closing Date shall be deemed Permitted Acquisitions (and therefore an Acquired Business for purposes of calculation of Adjusted EBITDA and otherwise).

         (e) Section 1.1 is hereby amended by deleting the word "and" at the end of subsection (p) of the definition of "Permitted Encumbrances", changing the lettering of the last subsection from "(f)" to "(q)", deleting the reference to "Section 10.2(c)" and substituting in lieu thereof "Section (e) of the definition of 'Permitted Indebtedness", replacing the period at the end of subsection "(q)" with a semicolon and adding the following new subsections:

                           "(r) Lien on, and security interest in, all right,
                  title and interest of the assets acquired in the Welna Acquisition and in the stock or other ownership interest of the Subsidiaries of Welna, in favor of ING Bank N.V. or ABN AMRO Bank N.V., as applicable, to secure the obligations under Dutch Credit Facility;

                           (s) Lien on, and security interest in, all right,
                  title and interest of the assets acquired in any Foreign Subsidiary in a Permitted Acquisition, and in the stock or other ownership interest of the Subsidiaries of such Foreign Subsidiary, in favor of ING Bank N.V. or ABN AMRO Bank N.V., as applicable, to secure the obligations under Dutch Credit Facility; and

                           (t) Pledge in favor of the holders of the Permanent
                  Subordinated Debt of the Capital Stock of Denali Welna Europe N.V. or Denali International Holdings B.V."

         (f) Section 1.1 is hereby amended by deleting the word "and" at the end of subsection (f) of the definition of "Permitted Indebtedness", replacing the period at the end of subsection (g) with a semicolon and adding the following subsections:

                           "(h) indebtedness under the Dutch Credit Facility;

                           (i) indebtedness under the Permanent Subordinated
                  Debt;

                           (j) indebtedness under the Bank of Oklahoma Swing
                  Facility; and

                           (k) indebtedness under the Southwest Bank of Texas
                  Swing Facility."

         (g) Section 6.5(c) is hereby amended by inserting at the end of clause
(i) thereof the following phrase:

                           ", but excluding the securities issued pursuant to
                  the Permanent Welna Acquisition Financing so long as the proceeds of any such securities under the Permanent Welna Acquisition Financing are applied as contemplated by the terms of this Agreement,"

         (h) Section 7.16(c) is hereby amended by deleting such Subsection in its entirety and substituting in lieu thereof the following new Subsection:

                           "(c) Neither the Borrower nor any Subsidiary owns any
                  property, or has any interest in any property, that is not subject to a fully perfected first priority Lien on, or security interest in, such property in favor of the Administrative Agent, other than the assets purchased in connection with the Welna Acquisition or any other acquisition of a Foreign Subsidiary funded exclusively from sources other than financing under this Agreement, or any property having an aggregate fair market value at any one time not exceeding $100,000."

         (i) Section 9.2(c) of the Credit Agreement is hereby amended by deleting the word "thirty" from the first line thereof and substituting in lieu thereof the word "forty-five".

         (j) Section 9.10(a) of the Credit Agreement is hereby amended by (i) inserting in the second line thereof immediately following the phrase "or any Subsidiary" the phrase "(other than Welna, any Subsidiary of Welna or any other Foreign Subsidiary which is acquired using exclusively proceeds other than financing under this Agreement)", and (ii) deleting the phrase "Section 10.3(g)" and substituting in lieu thereof the phrase "Section 10.3".

         (k) Section 9.10(b) of the Credit Agreement is hereby amended by inserting in the second line thereof immediately following the phrase "such Subsidiary" the phrase "(other than Welna, any Subsidiary of Welna, any other Foreign Subsidiary which is acquired using exclusively proceeds other than financing under this Agreement or any Foreign Subsidiary which is prohibited from becoming a Guarantor by applicable law)".

         (l) Section 10.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new
Section:

         "10.1 Financial Condition Covenants.

                  (a) Maximum Leverage Ratio. Permit the Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower ending on any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:

Test Date        Ratio
---------        -----
  3/31/99         4.00
  6/30/99         4.25
  9/30/99         4.25
 12/31/99         4.25
  3/31/00         4.00
  6/30/00         4.00
  9/30/00         3.75
 12/31/00         3.75
  3/31/01         3.75
  6/30/01         3.75
  9/30/01         3.50
 12/31/01         3.50
  3/31/02         3.50
  6/30/02         3.50
  9/30/02         3.25
 12/31/02         3.25
  3/31/03         3.25
  6/30/03         3.25
  9/30/03         3.00
 12/31/03         3.00
  3/31/04         3.00

                  (b) Maximum Senior Leverage Ratio. Permit the Senior Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower ending on any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:

Test Date        Ratio
---------        -----
  3/31/99         3.50
  6/30/99         3.50
  9/30/99         3.50
 12/31/99         3.50
  3/31/00         3.50
  6/30/00         3.50
  9/30/00         3.25
 12/31/00         3.25
  3/31/01         3.00
  6/30/01         3.00
  9/30/01         2.75
 12/31/01         2.75
  3/31/02         2.50
  6/30/02         2.50
  9/30/02         2.25
 12/31/02         2.25
  3/31/03         2.25
  6/30/03         2.25
  9/30/03         2.25
 12/31/03         2.25
  3/31/04         2.25

                  (c) Minimum Interest Coverage. Permit the ratio of Consolidated EBITDA (or Adjusted EBITDA, in the case of any period during which the Borrower or any Subsidiary has consummated a Permitted Acquisition) to Consolidated Interest Expense for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Borrower ending on any test date set forth on the table below to be less than the ratio set forth opposite such test date below:


Test Date        Ratio
---------        -----
  3/31/99         3.00
  6/30/99         3.00
  9/30/99         3.00
 12/31/99         3.00
  3/31/00         3.00
  6/30/00         3.00
  9/30/00         3.25
 12/31/00         3.25
  3/31/01         3.25
  6/30/01         3.25
  9/30/01         3.50
 12/31/01         3.50
  3/31/02         3.50
  6/30/02         3.50
  9/30/02         3.50
 12/31/02         3.50
  3/31/03         3.50
  6/30/03         3.50
  9/30/03         3.50
 12/31/03         3.50
  3/31/04         3.50

                  (d) Minimum Fixed Charge Coverage. Permit the ratio of Consolidated EBITDA (or Adjusted EBITDA, in the case of any period during which the Borrower or any Subsidiary has consummated a Permitted Acquisition) less consolidated capital expenditures of the Borrower and its Subsidiaries to Consolidated Fixed Charges for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Borrower ending on any test date set forth on the table below to be less than the ratio set forth opposite such test date below:

Test Date        Ratio
---------        -----
  3/31/99         1.15
  6/30/99         1.15
  9/30/99         1.15
 12/31/99         1.15
  3/31/00         1.15
  6/30/00         1.15
  9/30/00         1.15
 12/31/00         1.15
  3/31/01         1.15
  6/30/01         1.15
  9/30/01         1.25
 12/31/01         1.25
  3/31/02         1.25
  6/30/02         1.25
  9/30/02         1.25
 12/31/02         1.25
  3/31/03         1.25
  6/30/03         1.25
  9/30/03         1.25
 12/31/03         1.25
  3/31/04         1.25

                  (e) Maximum Domestic Leverage Ratio. Permit the Domestic Leverage Ratio of the Borrower and its Domestic Subsidiaries as of the last day of any fiscal quarter of the Borrower ending on any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:

Test Date        Ratio
---------        -----
  3/31/99         4.00
  6/30/99         4.00
  9/30/99         4.00
 12/31/99         4.00
  3/31/00         4.00
  6/30/00         4.00
  9/30/00         3.75
 12/31/00         3.75
  3/31/01         3.50
  6/30/01         3.50
  9/30/01         3.25
 12/31/01         3.25
  3/31/02         3.00
  6/30/02         3.00
  9/30/02         2.75
 12/31/02         2.75
  3/31/03         2.75
  6/30/03         2.75
  9/30/03         2.75
 12/31/03         2.75
  3/31/04         2.75

                  (f) Maximum Senior Domestic Leverage Ratio. Permit the Senior Domestic Leverage Ratio of the Borrower and its Domestic Subsidiaries as of the last day of any fiscal quarter of the Borrower ending on any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:

Test Date        Ratio
---------        -----
  3/31/99         3.50
  6/30/99         3.50
  9/30/99         3.50
 12/31/99         3.50
  3/31/00         3.50
  6/30/00         3.50
  9/30/00         3.25
 12/31/00         3.25
  3/31/01         3.00
  6/30/01         3.00
  9/30/01         2.75
 12/31/01         2.75
  3/31/02         2.50
  6/30/02         2.50
  9/30/02         2.25
 12/31/02         2.25
  3/31/03         2.25
  6/30/03         2.25
  9/30/03         2.25
 12/31/03         2.25
  3/31/04         2.25

                  (g) Minimum Domestic Interest Coverage. Permit the ratio of Consolidated Domestic EBITDA (or Adjusted Domestic EBITDA, in the case of any period during which the Borrower or any Domestic Subsidiary has consummated a Permitted Acquisition) to Consolidated Domestic Interest Expense for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Borrower ending on any test date set forth on the table below to be less than the ratio set forth opposite such test date below:


Test Date        Ratio
---------        -----
  3/31/99         3.00
  6/30/99         3.00
  9/30/99         3.00
 12/31/99         3.00
  3/31/00         3.00
  6/30/00         3.00
  9/30/00         3.25
 12/31/00         3.25
  3/31/01         3.25
  6/30/01         3.25
  9/30/01         3.50
 12/31/01         3.50
  3/31/02         3.50
  6/30/02         3.50
  9/30/02         3.50
 12/31/02         3.50
  3/31/03         3.50
  6/30/03         3.50
  9/30/03         3.50
 12/31/03         3.50
  3/31/04         3.50

                  (h) Minimum Domestic Fixed Charge Coverage. Permit the ratio of Consolidated Domestic EBITDA (or Adjusted Domestic EBITDA, in the case of any period during which the Borrower or any Domestic Subsidiary has consummated a Permitted Acquisition) less consolidated capital expenditures of the Borrower and its Domestic Subsidiaries to Consolidated Domestic Fixed Charges for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Borrower ending on any test date set forth on the table below to be less than the ratio set forth opposite such test date below:

Test Date        Ratio
---------        -----
  3/31/99         1.15
  6/30/99         1.15
  9/30/99         1.15
 12/31/99         1.15
  3/31/00         1.15
  6/30/00         1.15
  9/30/00         1.15
 12/31/00         1.15
  3/31/01         1.15
  6/30/01         1.15
  9/30/01         1.25
 12/31/01         1.25
  3/31/02         1.25
  6/30/02         1.25
  9/30/02         1.25
 12/31/02         1.25
  3/31/03         1.25
  6/30/03         1.25
  9/30/03         1.25
 12/31/03         1.25
  3/31/04         1.25

       (m) Section 10.4 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (a), replacing the period at the end of subsection (b) with a semicolon and adding the following new subsections:

                  "(c) any guaranty executed in connection with the Bank of Oklahoma Swing Facility;

                  (d) any guaranty executed in connection with the Southwest Bank of Texas Swing Facility; and

                  (e) any guaranty executed in connection with the Permanent Subordinated Debt."

         (n) Section 10.8 of the Credit Agreement is hereby amended by (i) inserting the phrase "and excluding any expenditures made in respect of any Foreign Subsidiary" immediately before the closed parenthetical in the fifth line thereof; and (ii) inserting the word "Domestic" immediately before the word "Subsidiaries" in the sixth line thereof.

         (o) Section 10.10 of the Credit Agreement is hereby amended by deleting subsection (a) in its entirety and substituting in lieu thereof a new subsection
(a) as follows:

                  "(a) Make any optional payment or prepayment on or redemption or purchase of any Indebtedness (other than (i) the Loans and (ii) the Dutch Credit Facility),"

         (p) Section 10.10 of the Credit Agreement is hereby amended by inserting the following phrase at the end of subsection (c) and before the period, ", provided, however that nothing contained in this Agreement shall prohibit payments made pursuant to the terms of the Bank of Oklahoma Swing Facility and the Southwest Bank of Texas Swing Facility."

         (q) Section 11 of the Credit Agreement is hereby amended by inserting the phrase "or (iii) any `change of control' or similar event or contingency as defined in the Permanent Welna Acquisition Facility, shall occur" immediately before the colon in the tenth line of subsection (k) thereof.

         (r) Schedule 1 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule 1 attached hereto.

3. Waivers and Consent. Each of the Administrative Agent, the Documentation Agent and each of the Lenders hereby waives any Default or Event of Default based solely on the consummation of the Welna Acquisition and the requirements of Sections 8.2(c) (iii) and (iv) and Section 8.3(f), of the Credit Agreement in connection with the Welna Acquisition. Each of the Administrative Agent, the Documentation Agent and each of the Lenders hereby consents to the Welna Acquisition and the making of an Acquisition Loan in the aggregate amount of $11,500,000 in connection therewith.

4. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

         (a) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that this Amendment has been duly executed and delivered by the Borrower, the Required Lenders and each of the Guarantors;

         (b) the Administrative Agent shall have received a legal opinion from counsel to the Borrower in form and substance satisfactory to the Administrative Agent;

         (c) the Administrative Agent shall have been reimbursed for all fees and expenses required to be paid pursuant to the Credit Agreement or this Amendment;

         (d) the Administrative Agent shall have received the Welna Acquisition Documents;

         (e) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that definitive documentation for the Permanent Subordinated Debt has been duly executed and delivered by the Borrower and the purchasers of the notes relating to the Permanent Subordinated Debt and the Administrative Agent shall have received confirmation that the Permanent Subordinated Debt shall fund concurrently with the funding by the Lenders of the Acquisition Loans referenced herein;

         (f) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the Dutch Credit Facility documents have been duly executed and delivered by the Borrower;

         (g) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the definitive documents for the Permanent Equity Financing have been duly executed and delivered by the Borrower and the equity investors and the Administrative Agent shall have received confirmation that the Permanent Equity Financing shall fund concurrently with the funding by the Lenders of the Acquisition Loans referenced herein;

         (h) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the conditions precedent contained in Section
8.2 of the Credit Agreement relating to the Welna Acquisition have been satisfied or waived by the Administrative Agent and the Lenders; and

         (i) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

5. Effectiveness of Swing Facilities. Prior to the first draw under the Bank of Oklahoma Swing Facility or the Southwest Bank of Texas Swing Facility, the following conditions precedent shall be satisfied, the failure of which to comply with shall result in this Amendment becoming immediately null and void.

         (a) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the definitive documents for the Bank of Oklahoma Swing Facility have been duly executed and delivered by the Borrower and Bank of Oklahoma;

         (b) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the definitive documents for the Southwest Bank of Texas Swing Facility have been duly executed and delivered by the Borrower and the Southwest Bank of Texas;

6. Representations and Warranties. To induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Documentation Agent and the Lenders that, after giving effect to the amendments and waivers provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

7. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

10. Applicable Law. this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                       DENALI INCORPORATED.

                                       By:  /s/ R. KEVIN ANDREWS
                                          --------------------------------------
                                          Name:  R. Kevin Andrews
                                          Title:  CFO/Treasurer



                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       as Administrative Agent

                                       By:  /s/ MICHAEL P. DAVEN
                                          --------------------------------------
                                          Name:  Michael P. Daven
                                          Title:  As Agent



                                       ING (U.S.) CAPITAL LLC,
                                       as Documentation Agent and as a Lender

                                       By:  /s/ ROBERT L. FELLOWS
                                          --------------------------------------
                                          Name:  Robert L. Fellows
                                          Title:  Director



                                       CIBC INC.,
                                       as a Lender

                                       By:  /s/ MICHAEL P. DAVEN
                                          --------------------------------------
                                          Name:  Michael P. Daven
                                          Title:  As Agent

                                       KEY CORPORATE CAPITAL INC.,
                                       as a Lender

                                       By:  /s/ MICHAEL D. CARROLL
                                          --------------------------------------
                                          Name:  Michael D. Carroll
                                          Title:  Vice President



                                       BANK OF OKLAHOMA N.A.,
                                       as a Lender

                                       By:  /S/ PAMELA J. BEEN
                                          --------------------------------------
                                          Name:  Pamela J. Been
                                          Title:  Asst. Vice President



                                       SOUTHWEST BANK OF TEXAS, N.A.,
                                       as a Lender

                                       By:  /s/ BROOKS H. MCGEE
                                          --------------------------------------
                                          Name:  Brooks H. McGee
                                          Title:  Sr. Vice President

         The undersigned guarantors hereby consent and agree to the foregoing
Amendment:



                                       CONTAINMENT SOLUTIONS, INC.

                                       By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary



                                       CONTAINMENT SOLUTIONS SERVICES, INC.

                                       By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary



                                       INSTRUMENTATION SOLUTIONS, INC.

                                       By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary




                                        DENALI MANAGEMENT, INC.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary




                                        SPECIALTY SOLUTIONS, INC.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary

                                        BELCO MANUFACTURING COMPANY, INC.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary



                                        ERSHIGS, INC.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary




                                        SEFCO, INC.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary



                                        FIBERCAST COMPANY

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary




                                        PLASTI-FAB, INC.

                                        By: /S/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary

                                        DENALI HOLDINGS MANAGEMENT L.L.C.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary



                                        DENALI OPERATING MANAGEMENT, LTD.

                                        By:  /s/ JANICE C. MCCORMICK
                                          --------------------------------------
                                          Name:  Janice C. McCormick
                                          Title:  Assistant Secretary